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                                LEASE SUPPLEMENT
                                       AND
                         SHORT FORM/MEMORANDUM OF LEASE

                          Dated as of December 15, 2004

                                     between

                                  REXUS L.L.C.,
                                    as Lessor

                                       and

                              ITT INDUSTRIES, INC.,
                                    as Lessee

LOCATION OF PROPERTY:

Street Address:       175 Standard Parkway
                      Cheektowaga, New York 14227
County:               Erie
Block:                1
Lot:                  28

                              Record and Return to:

                                    Jones Day
                              222 East 41st Street
                               New York, NY 10017
                      Attention: Leonard C. Pojednic, Esq.

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               LEASE SUPPLEMENT AND SHORT FORM/MEMORANDUM OF LEASE

      THIS LEASE SUPPLEMENT AND SHORT FORM/MEMORANDUM OF LEASE, dated as of December 15, 2004 (this "Supplement"), between REXUS L.L.C., a Delaware limited liability company with an address at Rexus L.L.C., c/o Societe Generale, (Canada), as Lessor Administrator, 1501 McGill College, Bureau 1800, Montreal, Quebec, H3A 3MB, Canada, as the lessor (the "Lessor"), and ITT INDUSTRIES, INC., an Indiana corporation, with an address at [ITT Industries, Inc., 4 West Red Oak Lane, White Plains, NY 10604, Attention: Donald Foley, Treasurer], as lessee (the "Lessee").

      WHEREAS, pursuant to a Participation Agreement, dated as of the date hereof (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Participation Agreement"), among the Lessee, the Lessor, and Air Bail S.A.S. and RBS Lombard, Inc., as Investors, the Investors and the Lessor have agreed to finance the acquisition of the certain properties described therein, including the real property described on Schedule I hereto (such real property described on Schedule I hereto, the "Land"), and the payment of certain transaction expenses in connection therewith;

      WHEREAS, subject to the terms and conditions set forth in the Participation Agreement, on the date hereof the Lessor purchased from the Lessee the Land;

      WHEREAS, Lessor and Lessee have executed that certain Master Lease and Deed of Trust, Deed to Secure Debt and Mortgage dated as of the date hereof (the "Master Lease"); and

      WHEREAS, the Lessor wishes to lease the Land and lease all Improvements now thereon or which hereafter may be constructed thereon and all Appurtenant Rights with respect thereto to the Lessee (collectively, the "Subject Property");

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1. Definitions; Interpretation. For purposes of this Supplement, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Appendix A to the Master Lease, and the rules of interpretation set forth in such Appendix A shall apply to this Supplement.

      SECTION 2. The Properties. Effective upon the execution and delivery of this Supplement by the Lessor and the Lessee, the Subject Property shall be subject to the terms and provisions of the Master Lease and the Lessor hereby grants, conveys, transfers and assigns to the Lessee those interests, rights, titles, estates, powers and privileges provided for in the Master Lease with respect to the Subject Property.

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      SECTION 3. Amendments to Master Lease with Respect to Subject Property.
Effective upon the execution and delivery of this Supplement by the Lessor and the Lessee, the following terms and provisions shall apply to the Master Lease with respect to the Subject Property:

      A. Short Form/Memorandum of Lease. The parties hereto set forth the following information which shall constitute a short form or memorandum of the Master Lease, as supplemented by this Supplement:

            (a) The name and address of the Lessor as set forth in the Master Lease is:

                        Rexus L.L.C.

                        Societe Generale (Canada), as Lessor Administrator 1501 McGill College
                        Bureau 1800
                        Montreal, QC, H3A 3MB
                        Canada
                        Attention: Manager, Treasury & Loan Servicing Group

                        with a copy to:

                        Rexus L.L.C.
                        Societe Generale, New York Branch
                        1221 Avenue of the Americas
                        New York, New York 10020
                        Attention: President

            (b) The name and address of the Lessee as set forth in the Master Lease is:

                        ITT Industries, Inc.

                        4 West Red Oak Lane
                        White Plains, NY 10604
                        Attention: Donald Foley, Treasurer

            (c) The lease to which this memorandum of lease pertains is the Master Lease as supplemented by this Supplement and the other Supplements.

            (d) The leased premises are the Subject Property which includes the Land more particularly described on Schedule I attached hereto.

            (e) The Lessor acquired title to the Land by deed dated on or about the date hereof and about to be recorded or filed for record in the Office of the County Clerk of Erie County, New York.

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            (f)   The term of the Master Lease shall commence on the date hereof and shall expire on December 17, 2014 unless earlier terminated in accordance with the terms of the Master Lease, as supplemented by this Supplement.

            (g) The Master Lease contains certain purchase rights and options during the Lease Term pursuant to which the Lessee or its designee may acquire the Subject Property.

            (h) In addition to those terms referred to herein, the Master Lease contains numerous other terms, covenants and conditions that affect the Subject Property, and notice is hereby given that reference should be had to the Master Lease with respect to the details of such terms, covenants and conditions. A copy of the Master Lease or of the other agreements referenced herein or therein may be obtained from any of the parties hereto at the addresses set forth herein.

      B. Ownership of the Subject Property. The parties hereto intend that for
(i) financial accounting purposes with respect to the Lessee, (ii) United States federal and all United States state and local income tax purposes and (iii) United States state real estate and commercial law and bankruptcy purposes, (1) the Lease will be treated as a financing arrangement, (2) the Lessor will be deemed a lender making a loan to the Lessee in an aggregate amount equal to the Original Aggregate Property Cost which loan is secured by the Properties, and
(3) the Lessee will be treated as the owner of the Properties described in the Lease Supplements and will be entitled to all tax benefits ordinarily available to an owner of properties similar to the Properties for such tax purposes. Nevertheless, the Lessee acknowledges and agrees that none of the Lessor, the Arranger or any Investor has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate. The parties hereto will not take any position inconsistent with the intentions expressed herein. It is the intent of the parties hereto that the Master Lease, as supplemented by the Lease Supplements, grants a security interest and mortgage or deed to secure debt or deed of trust, as the case may be, in and on each Property to the Lessor for the benefit of the Lessor to secure the performance of the Lessee under and payment of all amounts under this Master Lease and the other Operative Documents all as more specifically set forth in each Lease Supplement. Specifically, without limiting the generality of the foregoing, the parties hereto intend and agree that in the event of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any state or commonwealth thereof affecting the Lessee, the Lessor or the Investors or any collection actions, the transactions evidenced by the Operative Documents shall be regarded as loans made to the Lessee by the Lessor and the Investors as unrelated third party lenders of the Lessee.

      SECTION 4. Ratification; Incorporation. Except as specifically modified hereby, the terms and provisions of the Master Lease are hereby ratified and confirmed and remain in full force and effect. The terms of the Master Lease (as amended by this Supplement) are by this reference incorporated herein and made a part hereof.

      SECTION 5. Original Supplement. The single executed original of this Supplement marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on the signature page thereof and containing the receipt of the Lessor therefor on or following the signature page thereof shall be the original executed counterpart of this Supplement (the "Original Executed Counterpart"). To the extent that this Supplement constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Supplement may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

      SECTION 6. Applicable Law; Certain Particular Provisions. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

      SECTION 7. No Merger of Title. There shall be no merger of the Master Lease (as amended by this Supplement) or of the leasehold estate created thereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) the Master Lease (as amended by this Supplement) or the leasehold estate created thereby or any interest in the Master Lease (as amended by this Supplement) or such leasehold estate, (b) the fee estate or ground leasehold estate in the Subject Property, except as may expressly be stated in a written instrument duly executed and delivered by the Lessor.

      SECTION 8. Notices. All notices, offers, acceptances, rejections, consents, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be deemed to have been given as set forth in Section 26.4 of the Master Lease.

      SECTION 9. Counterpart Execution. This Supplement may be executed in any number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.

                      [Signature Blocks on Following Page]

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      IN WITNESS WHEREOF, each of the parties hereto has caused this Supplement to be duly executed by an officer thereunto duly authorized as of the date and year first above written.

                                   REXUS L.L.C., as Lessor

                                          By: /s/ Larry Bowman
                                              ----------------
                                          Name:  Larry Bowman
                                          Title: President

                                   ITT INDUSTRIES, INC., as Lessee

                                         By: /s/ Donald Foley
                                             ----------------
                                         Name:  Donald Foley
                                         Title: Senior Vice President,
                                                Treasurer and Director
                                                of Tax

                                      N-2

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                                   Schedule I

                                Legal Description

                                    PARCEL 1

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Lot No. 23, Township 11, Range 7 of the Holland Land Company's Survey, further described as part of the premises designated and subdivided on map filed in Erie County Clerk's Office under Cover of Maps No. 553, more particularly bounded and described as follows:

      BEGINNING at a point in the easterly line of said Subdivision Tract distant southerly, at right angles, 20 feet from the southerly line of lands of the former Lehigh Valley Railroad Company, now Conrail; thence southerly along the easterly line of said Subdivision Tract 1354.22 feet to the northerly line of Wojcik Avenue as said line is extended easterly in a direct line; running thence westerly along the northerly line of Wojcik Avenue and said line extended and forming an interior angle of 90 degrees 35' 50" with the last described line
388.2 feet to the easterly line of Walkowiak Avenue; running thence northerly along the easterly line of Walkowiak Avenue and said line extended northerly in a direct line and forming an interior angle of 90 degrees with the last described line 1206.09 feet to a point therein 20.0 feet southerly at right angles from the southerly line of lands of Conrail (formerly the Lehigh Valley Railway Company); running thence easterly along a line drawn parallel with the southerly line of said railway company's land and forming an interior angle of 100 degrees 12' 10" with the last described line 428.70 feet to the point or place of beginning.

                                    PARCEL 2

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being parts of Lots Nos. 15 and 23, Township 11, Range 7 of the Holland Land Company's Survey, bounded and described as follows:

      BEGINNING at the point or intersection of the northerly line of Wojcik Avenue, as described in deed to the Town of Cheektowaga recorded in Erie County Clerk's Office in Liber 1450 of Deeds at page 288, with the easterly line of the lands shown upon map filed in said Clerk's Office under Cover of Maps No. 553; running thence easterly along said northerly line of Wojcik Avenue 365.14 feet to the westerly line of lands conveyed to Niagara, Lockport & Ontario Power Company by deed recorded in said Clerk's Office in Liber 1392 of Deeds at page 474; running thence northerly along the westerly line of lands so conveyed to said power company and forming an interior angle of 93 degrees 43' with the last described line 1271.80 feet to an angle therein; running thence northerly along the westerly line of lands so conveyed to said power company and forming an exterior angle of 184 degrees 50' 10" with the last described course 158.08 feet to the southerly line of lands conveyed to Buffalo General Electric Company by deed recorded in said Clerk's Office in Liber 1894 of Deeds at page 49; running thence westerly along the southerly line of lands so conveyed to Buffalo General Electric Company and forming an interior angle of 71(degree) with the last described course 459.28 feet to the easterly line of the lands shown upon said map filed under Cover No. 553; running thence southerly along the easterly line of the lands, shown upon said map and forming an interior angle of 110(degree) 48' with the last described line 1268.64 feet to the point or place of beginning.

      EXCEPTING THEREFROM a triangular parcel of land situate in the Town of Cheektowaga, County of Erie and State of New York, being a part of Lots 15 and 23, Township 11, Range 7 of the Holland Land Company's Survey, bounded and described as follows:

      BEGINNING at the point of intersection of the southerly line of lands conveyed by Philip Stephan by executors to the Buffalo General Electric Company by deed dated June 16, 1926 and recorded in the Office of the Clerk of the County of Erie in Liber 1894 of Deeds at page 49 and the westerly line of lands conveyed by same grantors to the Niagara, Lockport and Ontario Power Company by deed dated January 15, 1917 and recorded in the Office of said Clerk in Liber 1392 of Deeds at page 474; thence southerly along the lands so conveyed to said Niagara, Lockport and Ontario Power Company, 73.47 feet to a point; thence westerly, and forming an exterior angle of 107 degrees 25' with the last described line 117.01 feet to a point on the southerly line of lands conveyed to the Buffalo General Electric Company as above mentioned at a point on said southerly line, 118.08 feet westerly measured along said southerly line from the point of beginning; thence easterly along the southerly line of lands so conveyed to said Buffalo General Electric Company, and forming an interior angle of 36 degrees 25' with the last described line 118.08 feet to the point of beginning.

                                    PARCEL 3

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Farm Lot 23, Township 11, Range 7 of the Holland Land Company's Survey, more particularly bounded and described as follows:

      BEGINNING at the intersection of the east line of land as shown on a subdivision map filed in the Erie County Clerk's Office under Cover No. 812 with the south line of Wojcik Street, as a sixty (60) foot highway; running thence easterly along the south line of said Wojcik Street 361.83 feet to the west line of lands of the Niagara, Lockport and Ontario Power Company; running thence southerly along the said west line of the lands of the Niagara, Lockport and Ontario Power Company and forming an interior angle of 86 degrees 17' with the last described line 692.31 feet; thence west on a line parallel with William Street and forming an interior angle of 93 degrees 02' 50" with the last described line 324.10 feet to a point in the said east line of lands as shown on said subdivision map under Cover No. 812; running thence northerly along said east line of lands on map under Cover No. 812 and forming an interior angle of 90 degrees 04' 20" with the last described line 687.10 feet to the point or place of beginning.

                                    PARCEL 4

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Farm Lot 23, Township 11, Range 7 of the Holland Land Company's Survey, and being more particularly described as follows:

      COMMENCING at the intersection of the east line of lands as shown on map filed in the office of the Clerk of the County of Erie under Map Cover No. 812 and the north line of Wojcik Street, as said north line is projected easterly; running thence southerly along said east line of lands under Cover No. 812 as aforesaid 15 feet; running thence easterly on a line which is parallel to the said north line of Wojcik Street as said north line is extended or projected easterly and forming an exterior angle of 90 degrees 34' 20" with the last described line 364.31 feet to a point in the west line of lands of the Niagara Mohawk Power Corporation; running thence northerly along said west line of the Niagara Mohawk Power Corporation's lands and forming an interior angle of 93 degrees 43' with the last described line 15.03 feet to its intersection with the said north line of Wojcik Street as said north line is extended or projected easterly; running thence westerly along the said north line of Wojcik Street as the same is projected easterly and forming an interior angle of 86(0) 17' with the last described line 365.14 feet to a point in the east line of lands as shown under Cover No. 812 as aforesaid at the point or place of beginning.

                                    PARCEL 5

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Lot No. 23, Township 11, Range 7 of the Holland Land Company's Survey, and being further bounded and described as follows:

      COMMENCING at the intersection of the east line of lands shown under Map Cover 812 and the north line of Wojcik Street as projected easterly; thence southerly along the east line of Map Cover 812 a distance of 60 feet to a point (said point being the southeast corner of subdivision lot No. 51, Block S, Map Covers 553 and 812); thence easterly and along the southerly line of lands conveyed to the Town of Cheektowaga by deed recorded in the Erie County Clerk's Office in Liber 1450 of Deeds at page 288 and forming an interior angle of 89 degrees 25' 40" with the last described line a distance of 361.83 feet to a point in the west line of lands now owned by Niagara Mohawk Power Company; thence northerly along the lands of the Niagara Mohawk Power Company and forming an interior angle of 93 degrees 43' with the last described line a distance of
60.13 feet to its intersection with the north line of Wojcik Street as said line is extended or projected easterly; thence westerly along said north line of Wojcik Street as extended easterly and forming an interior angle of 86 degrees 17' with the last described line 365.14 feet to a point in the east line of Cover No. 812, at the point of beginning.

      EXCEPTING land conveyed by Town of Cheektowaga to Ashland Oil & Refining Company by deed recorded in Deed Liber 5291, page 317.

                                    PARCEL 6

      ALL THAT TRACT OR PARCEL OF LAND, situate in the Town of Cheektowaga, County of Erie and State of New York, being part of Lot No. 23, Township 11 and Range 7 of the Holland Land Company's Survey and according to maps filed in the Erie County Clerk's Office under Covers Nos. 553 and 812 is known as subdivision lots Nos. 51 and 52 in Block "S", and being further bounded and described as follows:

      BEGINNING at a point in the easterly line of Starlite Avenue (formerly Dombrowski Avenue) at the southwest corner of the aforesaid Subdivision Lot No. 51, thence easterly at right angles to Starlite Avenue and along the south line of said Subdivision Lot No. 51, 123.60 feet to the southeast corner of said Subdivision Lot; thence northerly and forming an interior angle of 90 degrees 34' 20" with the last described line and along the east line of Sublots 51 and 52 as aforesaid 60.0 feet to the northeast corner of Sublot 52; thence westerly along the north line of Sublot 52 and forming an interior angle of 89 degrees 25' 40" with the last described line 124.20 feet to the east line of Starlite Avenue; thence southerly at right angles to the last described line 60.0 feet to the point or place of beginning.

                                     N - 2